UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 21, 2005

COMSYS IT PARTNERS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-13956	56-1930691
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Post Oak Parkway, Suite 1800

Houston, Texas 77027

(Address of Principal Executive Offices)

(713) 386-1400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 21, 2005, COMSYS IT Partners, Inc., a Delaware corporation (“COMSYS”), entered into an underwriting agreement (the “Underwriting Agreement”) with Robert W. Baird & Co. Incorporated (“Baird”), as representative of the underwriters identified therein (together with Baird, the “Underwriters”). Pursuant to the Underwriting Agreement, the Underwriters agreed to purchase up to an aggregate of 3,000,000 shares (the “Shares”) of common stock of the Company, par value $0.01 per share (“Common Stock”). The price per Share to the Underwriters is $10.34 per Share, and the Underwriters will initially offer the shares to the public at $11.00 per share.

The offering of the Shares was made under a registration statement on Form S-1 filed by the Company on April 4, 2004, File No. 333-123818, as amended by Amendment No. 1 to Form S-1 on May 11, 2005, Amendment No. 2 to Form S-1 on Form S-3 on December 6, 2005 and Amendment No. 1 to Form S-3 on December 15, 2005, pursuant to the Securities Act of 1933, as amended (the “Securities Act”) (the “Registration Statement”), including a prospectus dated December 14, 2005 and a prospectus supplement dated December 21, 2005 (collectively, the “Prospectus”). The Shares are expected to be delivered to the Underwriters on December 28, 2005.

The Underwriting Agreement provides that the Underwriters’ obligations to purchase the Shares depend on the satisfaction of the conditions contained in the Underwriting Agreement. The conditions contained in the Underwriting Agreement include the condition that the representations and warranties made by COMSYS to the Underwriters are true and that COMSYS delivers to the Underwriters customary closing documents.

COMSYS has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the federal securities laws, or to contribute to payments that may be required to be made in respect of these liabilities. In addition, COMSYS has agreed that, for a period of 90 days from the date of the Prospectus, COMSYS will not, without the prior written consent of Baird, directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of any share of the Common Stock or any securities convertible into or exercisable or exchangeable for the Common Stock or file any registration statement under the Securities Act with respect to any of the foregoing or enter into any swap or any other arrangement that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, except for the sale to the Underwriters in the offering or the issuance by COMSYS pursuant to any employee benefit or other incentive plan or pursuant to the exercise of stock options or warrants outstanding on the date of the Underwriting Agreement. Notwithstanding the foregoing, if (1) during the last 17 days of the 90 day restricted period COMSYS issues an earnings release or material news or a material event relating to COMSYS occur; or (2) prior to the expiration of the 90 day restricted period, COMSYS announces that it will release earnings results during the 16 day period beginning on the last day of the 90 day period, the foregoing restrictions shall continue to apply until the expiration of the 18 day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

ITEM 8.01 OTHER EVENTS

On December 22, 2005, COMSYS issued a press release announcing the pricing of the underwritten public offering of the Shares. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the contents thereof are incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.	Description
*10.1	Underwriting Agreement between the Company and Robert W. Baird & Co. Incorporated dated December 21, 2005

*99.1	Press Release dated December 22, 2005 announcing pricing of the public offering

*filed herewith

[SIGNATURE PAGE TO FOLLOW]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMSYS IT PARTNERS, INC.

Date: December 27, 2005	By:	/s/ JOSEPH C. TUSA, JR.
	Name:	Joseph C. Tusa, Jr.
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit
10.1*	Underwriting Agreement between the Company and Robert W. Baird & Co. Incorporated dated December 21, 2005.

99.1*	Press release dated December 22, 2005 announcing pricing of the public offering.

*Filed herewith.